EXHIBIT 99.1

BK Technologies Announces Fourth Quarter and Year-End 2022 Results

Achieves Full Year Record Revenue of $51 Million And Closes 2022 With Backlog of $27 Million

WEST MELBOURNE, FL March 16, 2023 / BK Technologies Corporation (NYSE American: BKTI) (the “Company” or “BK Technologies”) today announced financial and operating results for the fourth quarter and year ended December 31, 2022. The Company will host a conference call today, March 16, 2023 at 9:00 a.m. Eastern Time.

Fourth Quarter 2022 Financial and Operational Update

•	$20.3 million in revenue in the quarter driven by solid demand for BKR 5000
•	Continued strong interest in BKR 5000 contributed to total backlog of $27 million at December 31, 2022
•	Exceeded internal targets with the delivery of more than 11,200 radios in the fourth quarter as radio production continued to ramp up
•	Q4 gross margins improved sequentially compared to Q3 2022 as shipments increased, material costs continue to normalize and the Company works through the higher cost inventory
•	BKR 9000 was delivered to the FCC for testing and certification during the quarter; the Company is seeing strong pre-order activity for the BKR 9000
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Successfully launched its new SaaS business line, InteropONE, the only Push-To-Talk Over Cellular (PTToC) service that enables interoperability between different technologies and service providers and facilitates on-demand group communications for any smartphone user

•	Board suspends quarterly dividend in order to direct all available resources to fuel the Company’s growth

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“2022 was a year of tremendous progress for BK Technologies as evidenced by solid revenue growth, record bookings activity and the delivery of more than 25,000 radios, representing a 12% delivery increase as compared to 2021,” stated John Suzuki CEO of BK Technologies. “Our improved delivery metric is particularly notable given that we began 2022 faced with unprecedented component shortages and supply chain delays which significantly impacted our production and delivery timelines throughout 2022. However, our team was nimble throughout the year and proactively managed through those global supply chain challenges to close 2022 with fourth quarter delivery levels surpassing our internal targets.

“Our BKR 5000 line of portable communication technology saw strong demand throughout the year, adding customers from a variety of local, state and federal entities and we’re seeing a great deal of interest and pre-order activity for our BKR 9000 multiband radio, which is currently undergoing the FCC approval process. In our SaaS business unit, the fourth quarter marked the launch of InteropONE, our first public safety service, which is the only Push-To-Talk Over Cellular (PTToC) service that enables interoperability between different technologies and service providers and facilitates on-demand group communications for any smartphone user. We believe this service has tremendous potential as a solution for first responders arriving at planned events or emergencies who need to efficiently create ad-hoc onsite group communications.

“As we begin moving through 2023, we are energized by the opportunities we’re seeing in the marketplace for our portable communications technology and SaaS services. We’re focused on converting our order backlog to revenue while improving our gross margins, as we provide our essential communications solutions to public safety and first responder agencies nationwide.”

Kyle Cerminara, Chairman of the Board of Directors of BK Technologies and CEO of Fundamental Global stated, “We exit 2022 with a $27 million backlog, over twice the $13 million at the close of 2021, reflecting the strong market recognition of our BKR product line. We believe we’re well positioned for growth as we move through 2023.”

Fourth Quarter 2022 Financial Review

Revenue increased 58% to $20.3 million, compared with $12.8 million for the fourth quarter of last year. Gross profit margin was 22% compared to 36% for the same quarter of last year. The lower gross margins generally reflect cost increases in material and freight costs plus a one-time inventory adjustment of $254,000 related to certain components related to our development of the BKR product line.

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Selling, General & Administrative expenses totaled $6.0 million, compared with $4.4 million for the fourth quarter of last year. Engineering expense for the quarter included a one-time write-off of $646,000 of new product development components that were not included in the final design of the BKR radio.

Operating loss totaled ($1.6 million) compared with operating income of $227,000 for the fourth quarter of last year.

BK Technologies recorded a net loss of ($961,000) or ($0.06) per basic and diluted share, compared with a net loss of ($303,000) or ($0.02) per basic and diluted share, for the fourth quarter of last year. In the fourth quarter of 2022, the Company recognized a net realized and unrealized gain of $708,000 on its investments, compared with an unrealized loss of ($530,000) in the same quarter of last year.

Non-GAAP Adjusted EPS1, adjusted for the one-time inventory adjustment and new product components write-off, was a loss of ($61,000), or $0.00 per share (see reconciliation table).

Full Year 2022 Financial Review

Revenue increased 12% to $51.0 million, compared with $45.4 million for full-year 2021. Gross profit margin was 19% compared to 36% for full-year 2021. The lower gross margins generally reflect cost increases in material and freight and lower production volumes in the first quarter of 2022 related to supply chain challenges plus year-end inventory adjustments.

Selling, General & Administrative expenses totaled $20.9 million, compared with $17.5 million in 2021.

Operating loss totaled ($11.1 million) compared with operating loss of ($1.2 million) for full-year 2021.

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1 Represents a non-GAAP financial measure. Refer to the section entitled “Use of Non-GAAP Financial Measures” and Reconciliation to GAAP later in this press release.

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BK Technologies recorded a net loss of ($11.6 million) or ($0.69) per basic and diluted share, compared with a net loss of ($1.7 million) or ($0.11) per basic and diluted share for full-year 2021. The Company recognized a net realized and unrealized loss of ($313,000) on its investments in 2022, compared with an unrealized loss of ($219,000) in 2021.

Dividend Update

BK Technologies announces that its Board of Directors has elected to suspend the Company’s quarterly cash dividend of $0.03 per common share until further notice. The Company took this action as it believes all of its available resources should be focused on delivering on the strong demand BK is experiencing with the BKR 5000, in preparation for the formal launch of the BKR 9000, and to support the continued launch of its first SaaS offering, InteropONE with new customers.

“A great deal of consideration went into this decision and we fully understand its importance to our shareholders,” said Mr. Cerminara. “We believe that suspending our dividend at this time is in the best interest of the Company and shareholders as it allows us to invest our capital in the development and marketing of products and technologies that we believe will generate higher long-term shareholder returns.”

Conference Call and Webcast

BK Technologies will host a conference call and webcast for investors today, March 16, 2023 at 9:00 a.m. Eastern Time.

Stockholders and interested parties may participate in the conference call by dialing (888) 506-0062 and international participants should dial (973) 528-0011 and use access code: 211913. The call and the accompanying slide deck will also be webcast at:

https://www.webcaster4.com/Webcast/Page/2208/47736

The conference call and slide deck may also be accessed via the Events page of the Company’s website at www.bktechnologies.com. Please allow extra time prior to the call to visit the site.

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An online archive of the webcast will be available on the Company’s web site for thirty (30) days following the call at www.bktechnologies.com. A replay of the conference call will be available one hour after completion of the call until March 23, 2023 by dialing (877) 481-4010 and international participants should dial (919) 882-2331. All callers must use passcode 47736 to access the replay.

Use of Non-GAAP Measures

BK Technologies prepares its consolidated financial statements in accordance with United States generally accepted accounting principles (“GAAP”). In addition to disclosing financial results prepared in accordance with GAAP, the Company discloses non-GAAP financial measures. Management believes the non-GAAP financial measures discussed in this release are important to the reader of the Consolidated Financial Statements. The Company has provided the non-GAAP financial information presented in the press release, which is not calculated or presented in accordance with GAAP, as information supplemental and in addition to the financial measures presented in the press release that are calculated and presented in accordance with GAAP. Such non-GAAP financial measures should not be considered superior to, as a substitute for or alternative to, and should be considered in conjunction with, the GAAP financial measures presented in the press release. The non-GAAP financial measures in the press release may differ from similar measures used by other companies.

Adjusted earnings per share (Adjusted EPS). Adjusted EPS is considered a non-GAAP financial measure under the SEC’s rules because it excludes certain amounts included in the diluted earnings per share attributable to the Company calculated in accordance with GAAP (EPS), the most directly comparable financial measure calculated in accordance with GAAP. Adjusted EPS is a non-GAAP financial measure that adjusts GAAP EPS for expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. The Company has developed and introduced the BKR product line, that has resulted in one-time, non-cash adjustments to inventory and adjustments related to new product development raw materials for the BKR product line during the 4Q 2022. Management believes that these one-time charges do not reflect the operational profitability of the business for the 4Q and full year 2022. See Reconciliation to GAAP below for calculation methodology and details regarding Adjusted EPS.

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About BK Technologies

BK Technologies Corporation manufactures high-specification, American-made communications equipment of unsurpassed reliability and value for use by public safety professionals and government agencies. BK Technologies SaaS business focuses on new, innovative public safety smartphone services that will make the first responders safer or more productive. BK Technologies is honored to serve these heroes when every moment counts. The Company’s common stock trades on the NYSE American market under the symbol “BKTI”. Maintaining its headquarters and primary manufacturing facility in West Melbourne, Florida, BK Technologies can be contacted through its web site at www.bktechnologies.com or directly at 1-800-821-2900.

Forward-Looking Statements

This press release contains certain forward-looking statements that are made pursuant to the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements concern the Company’s operations, economic performance, and financial condition, including, but not limited to the Company’s long-term strategic plan, and are based largely on the Company’s beliefs and expectations. These statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of the Company, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors and risks include, among others, the following: changes or advances in technology; the success of our land mobile radio product line; disruption in the global supply chain creating delays, unavailability and adverse conditions; successful introduction of new products and technologies, including our ability to successfully develop and sell our anticipated new multiband product and other related products in the planned new BKR Series product line and our announced SaaS solutions; competition in the land mobile radio industry; general economic and business conditions, including higher inflation and its impacts, federal, state and local government budget deficits and spending limitations, any impact from a prolonged shutdown of the U.S. Government, the effects of natural disasters, changes in climate, severe weather events, geopolitical events, acts of war or terrorism, global health epidemics or pandemics (such as the COVID-19 pandemic) and catastrophic events, as well as the broader impacts to financial markets and the global macroeconomic and geopolitical environments; the availability, terms and deployment of capital; reliance on contract manufacturers and suppliers; risks associated with fixed-price contracts; heavy reliance on sales to agencies of the U.S. Government and our ability to comply with the requirements of contracts, laws and regulations related to such sales; allocations by government agencies among multiple approved suppliers under existing agreements; our ability to comply with U.S. tax laws and utilize deferred tax assets; our ability to attract and retain executive officers, skilled workers and key personnel; our ability to manage our growth; our ability to identify potential candidates for, and to consummate, acquisition, disposition or investment transactions, and risks incumbent to being a noncontrolling interest stockholder in a corporation; impact of natural disasters, changes in climate, severe weather events, geopolitical events, acts of war or terrorism, global health epidemics or pandemics (such as the COVID-19 pandemic) and catastrophic events on the companies in which the Company holds investments; impact of our capital allocation strategy; risks related to maintaining our brand and reputation; impact of government regulation; impact of rising health care costs; our business with manufacturers located in other countries, including changes in the U.S. Government and foreign governments’ trade and tariff policies; our inventory and debt levels; protection of our intellectual property rights; fluctuation in our operating results and stock price; any infringement claims; data security breaches, cyber-attacks and other factors impacting our technology systems; availability of adequate insurance coverage; maintenance of our NYSE American listing; risks related to being a holding company; and the effect on our stock price and ability to raise equity capital of future sales of shares of our common stock. Certain of these factors and risks, as well as other risks and uncertainties, are stated in more detail in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and in the Company’s subsequent filings with the SEC. These forward-looking statements are made as of the date of this press release, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statement.

This press release and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non-GAAP financial measures and comparable GAAP financial measures are reconciled in the release.

Company Contact:

IMS Investor Relations

John Nesbett/Jennifer Belodeau

bktechnologies@imsinvestorrelations.com

(203) 972-9200

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(Financial Tables to Follow)

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BK TECHNOLOGIES CORPORATION

Condensed Consolidated Statements of Operations

(In thousands, except share and per share data)

	Three Months Ended (Unaudited)		Twelve Months Ended (Unaudited)
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021

Sales, net	$20,339	$12,839	$50,951	$45,364
Expenses
Cost of products	15,932	8,189	41,107	29,103
Selling, general and administrative	5,973	4,423	20,925	17,457
Total operating expenses	21,905	12,612	62,032	46,560

Operating (loss) income	(1,566)	227	(11,081)	(1,196)

Other (expense) income:
Net interest (expense)	(74)	(16)	(144)	(53)
Gain on disposal of property, plant and equipment	1	45	1	40
Gain (Loss) on investments	708	(530)	(313)	(219)
Other expense	(30)	(26)	(96)	(86)
Total other expense	605	(527)	(552)	(318)

Loss before income taxes	(961)	(300)	(11,633)	(1,514)

Provision for income tax (expense)	—	(3)	—	(187)

Net loss	$(961)	$(303)	$(11,633)	$(1,701)

Net loss per share - basic and diluted	$(0.06)	$(0.02)	$(0.69)	$(0.11)
Weighted average shares outstanding - basic and diluted	16,974	16,820	16,910	14,941

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BK TECHNOLOGIES CORPORATION

Condensed Consolidated Balance Sheets

(In thousands, except share data)

	December 31, 2022 (Unaudited)	December 31, 2021 (Unaudited)

ASSETS
Current assets:
Cash and cash equivalents	$1,918	$10,580
Trade accounts receivable, net	10,616	8,229
Inventories, net	22,105	16,978
Prepaid expenses and other current assets	1,578	1,634
Total current assets	36,217	37,421

Property, plant and equipment, net	4,884	4,556
Right-of-use (ROU) asset	1,991	2,399
Investments	1,481	1,795
Deferred tax assets, net	4,116	4,116
Other assets	143	98
Total assets	$48,832	$50,385

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$12,898	$5,883
Accrued compensation and related taxes	1,143	1,099
Accrued warranty expense	591	533
Accrued other expenses and other current liabilities	700	938
Dividends payable	—	505
Short-term lease liability	485	447
Credit facility	5,854	1,470
Notes payable-current portion	277	267
Deferred revenue	1,022	1,045
Total current liabilities	22,970	12,187

Notes payable, net of current portion	329	605
Long-term lease liability	1,785	2,269
Deferred revenue	3,613	2,706
Total liabilities	28,697	17,767
Commitments and contingencies
Stockholders’ equity:
Preferred stock; $1.00 par value; 1,000,000 authorized shares; none issued or outstanding	—	—
Common stock; $.60 par value; 50,000,000 authorized shares; 18,434,697 and 18,298,999 issued and 16,984,297 and 16,848,599 outstanding shares at December 31, 2022, and December 31, 2021, respectively	11,061	10,979
Additional paid-in capital	36,455	35,862
Accumulated deficit	(21,979)	(8,821)
Treasury stock, at cost, 1,450,400 shares at December 31, 2022, and December 31, 2021, respectively	(5,402)	(5,402)
Total stockholders’ equity	20,135	32,618
Total liabilities and stockholders’ equity	$48,832	$50,385

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BK TECHNOLOGIES CORPORATION

Reconciliation of Net Losses to Non-GAAP Net Losses

(In thousands, except share and per share data)

	Three Months Ended		Twelve Months Ended
	(Unaudited)
	12/31/22	12/31/21	12/31/22	12/31/21

Sales, net	$20,339	$12,839	$50,951	$45,364

Net loss	$(961)	$(303)	$(11,633)	$(1,701)

Non-GAAP adjustments:

Non-cash inventory adjustment	254	-	254	-

Non-cash new product development adjustment	646	-	646	-

Total Non-GAAP adjustments	900	-	900	-

Non-GAAP Adjusted Net loss	$(61)	$(303)	$(10,733)	$(1,701)

Net loss per share - basic	$(0.00)	$(0.02)	$(0.63)	$(0.11)
Net loss per share - diluted	$(0.00)	$(0.02)	$(0.63)	$(0.11)

Weighted average common shares outstanding, basic	16,974	16,820	16,911	14,941
Weighted average common shares outstanding, diluted	16,974	16,820	16,911	14,941

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